Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment

3. Property and Equipment

The following is a summary of the components of property and equipment (in thousands):

	Year Ended December 31 ,
	2016	2015
Manufacturing and lab equipment	$223	$7,463
Surgical instruments	5,269	8,672
Leasehold improvements	863	1,439
Software and computer equipment	816	845
Furniture and equipment	629	629
	7,800	19,048
Less: accumulated depreciation	(6,911)	(16,576)
	$889	$2,472

Depreciation expense for 2016 and 2015 was approximately $1.4 million and $1.7 million, respectively.

Management analyzed the undiscounted cash flows expected to be generated by the ceramic product line asset group and concluded that due to continuing declining revenues that the carrying value of ceramic related assets exceeded the total of the undiscounted cash flows. As a result, the Company recognized impairment charges of approximately $0.22 million related to its ceramics equipment, approximately $0.17 million related to leasehold improvements, and approximately $0.46 related to its ceramics surgical instrument sets, totaling $0.85 million of impairment charges for the year ended December 31, 2016 to bring the carrying value to the estimated fair value. No impairment charge was recorded during the year ended December 31, 2015.